Exhibit 10.1

Execution Version

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of December 20, 2018 is among ANADARKO PETROLEUM CORPORATION (the “Borrower”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); each of the existing Lenders under the Credit Agreement and signatory hereto that shall continue to be a Lender thereunder pursuant to the terms of Section 1 hereof (each, a “Continuing Lender”); Morgan Stanley Bank, N.A. and The Bank of New York Mellon (each, an “Exiting Lender”; and each Exiting Lender and each Continuing Lender, each, an “Existing Lender”); and BMO Harris Bank N.A. (the “New Lender”). Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.

R E C I T A L S

A.    The Borrower, the Administrative Agent and the Lenders party thereto are parties to that certain Revolving Credit Agreement dated as of June 17, 2014 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and extensions of credit for the account of the Borrower.

B.    The Borrower, the Administrative Agent, each Continuing Lender and the New Lender have agreed, pursuant to Section 9.02(b) of the Credit Agreement, to make certain amendments to the Credit Agreement (the “Amendments”), in each case, as more fully set forth herein.

C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Assignment and Reallocation of Commitments. Effective as of the Fourth Amendment Effective Date (as defined in Section 3 hereof), each Existing Lender has, in consultation with the Borrower, agreed to (i) reallocate its respective Commitment, (ii) allow each Exiting Lender to sell and assign its Commitments and Loans under the Credit Agreement and (iii) allow the New Lender to become a party to the Credit Agreement as a Lender by acquiring an interest in the total Commitments (the “Assignment and Reallocation”). On the Fourth Amendment Effective Date, and after giving effect to the Assignment and Reallocation, (a) the Commitment of each Lender (including the New Lender) shall be as set forth on Annex I attached to this Amendment, which Annex I amends and restates Annex I to the Credit Agreement in its entirety (and for the avoidance of doubt, the Commitment of each Exiting Lender shall be $0); and (b) (i) each Exiting Lender shall cease to be a “Lender” for all purposes under the Credit Agreement and the other Loan Documents and (ii) the New Lender shall become a party to the Credit Agreement, as amended by this Amendment, as a “Lender”, and shall have all of the rights and obligations of a Lender under the Credit Agreement, as amended by this Amendment, and the other Loan Documents. Each of the Administrative Agent, each Existing Lender (including each Exiting Lender), each Swingline Lender, each Issuing Bank, the New Lender and the Borrower hereby consents and agrees to the Assignment and Reallocation, including the New Lender’s acquisition of an interest in the total Commitments and each Existing Lender’s assignment of its Commitment to the extent effected by the Assignment and Reallocation. With respect to the Assignment and Reallocation, each Existing Lender shall be deemed to have sold and assigned its Commitment and Loans, and each Continuing Lender and the New Lender shall be deemed to have acquired the Commitment and Loans allocated to it from each Existing Lender pursuant to the terms and conditions of the Assignment and Assumption attached as Exhibit B to the Credit Agreement (the “Assignment Agreement”), as if each Existing Lender (including each Exiting Lender) and the New Lender had executed such Assignment Agreement with respect to the Assignment and Reallocation, pursuant to which (i) each Continuing Lender and the New Lender shall be an “Assignee”, (ii) each Existing Lender shall be an “Assignor” and (iii) the term

“Effective Date” shall be the Fourth Amendment Effective Date as defined herein. Such Assignment and Reallocation shall be without recourse to each Existing Lender, and except as expressly provided in the Assignment Agreement, without representation or warranty by such Lender. On the Fourth Amendment Effective Date, the Administrative Agent shall take the actions specified in Section 9.04(b)(iv), including recording the Assignment and Reallocation described herein in the Register, and the Assignment and Reallocation shall be effective for all purposes of the Credit Agreement. Notwithstanding Section 9.04(b)(ii)(C), the New Lender shall not be required to pay a processing and recordation fee of $3,500 to the Administrative Agent in connection with the Assignment and Reallocation.

SECTION 2.    Amendments to Credit Agreement. From and after the Fourth Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)    Amendments to Section 1.01.

(i)    Each of following definitions is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means as to any Lender, the later of (a) January 23, 2023 and (b) if maturity of the Loans is extended pursuant to Section 2.18 as to such Lender, such extended maturity date as determined pursuant to Section 2.18, it being understood and agreed that any such maturity shall not be deemed extended for any Lender that has not consented to such extension.

(ii)    Each of the following definitions is hereby added to Section 1.01 where alphabetically appropriate to read as follows:

“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement, dated as of December 20, 2018, by and among the Borrower, the Administrative Agent and the Lenders party thereto.

“Fourth Amendment Effective Date” means the “Fourth Amendment Effective Date” as defined in the Fourth Amendment.

(b)    Amendment to Section 2.18(a). Section 2.18(a) is hereby amended by replacing the phrase “on not more than two occasions” with the phrase “on not more than two occasions following the Fourth Amendment Effective Date”.

SECTION 3.    Effectiveness. This Amendment shall become effective on the date upon which each of the following conditions has been satisfied (the “Fourth Amendment Effective Date”):

(a)    The Administrative Agent shall have has received counterparts of this Amendment duly executed on behalf of the New Lender, each Existing Lender, each Swingline Lender, each Issuing Bank and the Borrower.

(b)    The Borrower shall have delivered to the Administrative Agent, a certificate of the Borrower dated as of the Fourth Amendment Effective Date and executed by a responsible officer of the Borrower, certifying that, before and after giving effect to this Amendment, (i) the representations and warranties contained in Article III of the Credit Agreement are true and correct on and as of the Fourth Amendment Effective Date, except to the extent such representations and warranties specifically refer to an earlier date (in which case, the Borrower shall certify that the such representations and warranties were true and correct on and

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as of such earlier date), (ii) no Default or Event of Default exists or will exist, and (iii) no Material Adverse Change has occurred or is continuing.

(c)    The Administrative Agent (or its counsel) shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower setting forth (i) certified copies of the resolutions of the Board of Directors or the Executive Committee of the Directors of the Borrower authorizing the execution, delivery and performance of this Amendment and the extension of the Maturity Date effected hereby, (ii) the officers of the Borrower (A) who are authorized to sign this Amendment and each other Loan Document to which the Borrower is a party and (B) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Credit Agreement and the transactions contemplated thereby, (iii) specimen signatures of such authorized officers, and (iv) the certificate of incorporation and by-laws or other applicable organizational documents of the Borrower (in each case, together with all amendments thereto, if any), certified as being true and complete.

(d)    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Fourth Amendment Effective Date) of Vinson & Elkins LLP, counsel for the Borrower, in form and substance reasonably satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinion.

(e)    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Fourth Amendment Effective Date) of a deputy general counsel or the general counsel of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinion.

(f)    The Administrative Agent, the Lenders and the Arrangers shall have received all fees and other amounts due and payable to each such Person (including, without limitation, the fees and expenses of Paul Hastings LLP, as counsel to the Administrative Agent) on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers pursuant to the Credit Agreement.

(g)    The Administrative Agent and the Lenders shall have received, and be reasonably satisfied in form and substance with, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including but not restricted to the USA Patriot Act.

(h)    Each Exiting Lender shall have received all payments pursuant to the Credit Agreement (including payments of principal, interest, fees and other amounts) due and payable to such Exiting Lender as of the Fourth Amendment Effective Date after giving effect to Section 1 of this Amendment.

SECTION 4.    Effect of Amendment.

(a)    On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

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(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, not constitute a waiver of any provision of any of the Loan Documents. On and after the Fourth Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.

SECTION 5.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.    Governing Law; Jurisdiction. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK COUNTY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR FOR THE RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AGAINST ANY BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

SECTION 7.    Severability. In case any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

ANADARKO PETROLEUM CORPORATION

By:	/s/ Michael C. Pearl
	Name:	Michael C. Pearl
	Title:	Senior Vice President, Finance and Investor Relations

[Signature Page to Anadarko Fourth Amendment]

Administrative Agent,

Lender and Swingline Lender:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Debra Hrelia
Name: Debra Hrelia
Title: Vice President

[Signature Page to Anadarko Fourth Amendment]

Lender:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Borden Tennant
Name: Borden Tennant
Title: Vice President

[Signature Page to Anadarko Fourth Amendment]

Lender:	BANK OF AMERICA, N.A.

	By:	/s/ Kimberley Cole
Name: Kimberley Cole
Title: Associate

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Lender:	MUFG BANK LTD. (FORMERLY KNOWN AS THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.)

	By:	/s/ Todd Vaubel
		Name:	Todd Vaubel
		Title:	Director

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Lender:	CITIBANK, N.A.

	By:	/s/ Maureen Maroney
		Name:	Maureen Maroney
		Title:	Vice President

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Lender:	THE BANK OF NOVA SCOTIA, HOUSTON BRANCH

	By:	/s/ Donovan Crandall
Name: Donovan Crandall
Title: Managing Director

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Lender:	MIZUHO BANK, LTD.

	By:	/s/ Donna DeMagistris
		Name:	Donna DeMagistris
		Title:	Authorized Signatory

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Lender:	SOCIETE GENERALE

	By:	/s/ Diego Medina
Name: Diego Medina
Title: Director

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Lender:	BARCLAYS BANK PLC

	By:	/s/ Sydney G. Dennis
		Name:	Sydney G. Dennis
		Title:	Director

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Lender:	GOLDMAN SACHS BANK USA

	By:	/s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

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Lender:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

	By:	/s/ Joseph Cariello
Name: Joseph Cariello
Title: Director

	By:	/s/ Michael Willis
Name: Michael Willis
Title: Managing Director

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Lender:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

	By:	/s/ Nupur Kumar
		Name:	NUPUR KUMAR
		Title:	AUTHORIZED SIGNATORY

	By:	/s/ Andrew Griffin
		Name:	Andrew Griffin
		Title:	Authorized Signatory

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Lender:	DEUTSCHE BANK AG NEW YORK BRANCH

	By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

	By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

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Lender:	STANDARD CHARTERED BANK

	By:	/s/ Daniel Mattern
		Name:	Daniel Mattern
		Title:	Associate Director Standard Chartered Bank

[Signature Page to Anadarko Fourth Amendment]

SUMITOMO MITSUI BANKING CORPORATION as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

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Exiting Lender:	MORGAN STANLEY BANK, N.A.

	By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

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Lender:	THE STANDARD BANK OF SOUTH AFRICA LIMITED, ISLE OF MAN BRANCH

	By:	/s/ Pablo Gonzalez-Spahr
		Name:	Pablo Gonzalez-Spahr
		Title:	Executive

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Exiting Lender:	THE BANK OF NEW YORK MELLON

	By:	/s/ Christopher Olsen
Name: Christopher Olsen
Title: Vice President

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Lender:	ABN AMRO CAPITAL USA LLC

	By:	/s/ Darrell Holley
		Name:	Darrell Holley
		Title:	Managing Director

	By:	/s/ Kelly Hall
		Name:	Kelly Hall
		Title:	Director

[Signature Page to Anadarko Fourth Amendment]

Lender:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH

	By:	/s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

	By:	/s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Authorized Signatory

[Signature Page to Anadarko Fourth Amendment]

Lender:	HSBC BANK USA, N.A.

	By:	/s/ Benjamin Halperin
Name: Benjamin Halperin
Title: Managing Director

[Signature Page to Anadarko Fourth Amendment]

New Lender:	BMO HARRIS BANK N.A.

	By:	/s/ Melissa Guzmann
Name: Melissa Guzmann
Title: Director

[Signature Page to Anadarko Fourth Amendment]

ANNEX I

LIST OF COMMITMENTS

Lenders	Commitment	Percentage of Commitment
JPMorgan Chase Bank, N.A.	$174,000,000.00	5.800000000%
Wells Fargo Bank, National Association	$174,000,000.00	5.800000000%
Bank of America, N.A.	$174,000,000.00	5.800000000%
MUFG Bank Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.)	$174,000,000.00	5.800000000%
The Bank of Nova Scotia, Houston Branch	$174,000,000.00	5.800000000%
Citibank, N.A.	$174,000,000.00	5.800000000%
Mizuho Bank, Ltd.	$174,000,000.00	5.800000000%
Société Générale	$174,000,000.00	5.800000000%
ABN AMRO Capital USA LLC	$140,727,272.73	4.690909091%
Barclays Bank PLC	$140,727,272.73	4.690909091%
Canadian Imperial Bank of Commerce, New York Branch	$140,727,272.73	4.690909091%
Crédit Agricole Corporate and Investment Bank	$140,727,272.73	4.690909091%
Credit Suisse AG, Cayman Islands Branch	$140,727,272.73	4.690909091%
Deutsche Bank AG New York Branch	$140,727,272.73	4.690909091%
Goldman Sachs Bank USA	$140,727,272.73	4.690909091%
HSBC Bank USA, N.A.	$140,727,272.73	4.690909091%
Standard Chartered Bank	$140,727,272.73	4.690909091%
Sumitomo Mitsui Banking Corporation	$140,727,272.73	4.690909091%
BMO Harris Bank N.A.	$140,727,272.70	4.690909090%
The Standard Bank of South Africa Limited, Isle of Man Branch	$60,000,000.00	2.000000000%

TOTALS	$3,000,000,000.00	100.000000000%

Annex I

List of Commitments